                                                                   EXHIBIT 10.15

                          TECHNOLOGY LICENSE AGREEMENT

        This Technology License Agreement ("Agreement") is entered into by and between Founding Partners, a California general partnership ("Licensor") and Artecon, Inc., a California corporation ("Licensee"), as of August 21, 1997 ("the Effective Date").

        WHEREAS, Licensor is a party to that certain Technology Purchase Agreement of even date herewith between Licensor and Falcon Systems, Inc. (the "Technology Purchase Agreement") providing for, among other things, the purchase by Licensor of all right, title and interest in and to the technology assets described on Exhibit A hereto (the "Assets").

        WHEREAS, Licensee desires to exploit the Assets by, among other things making, having made, using and selling products incorporating the Assets (the "Products");

        WHEREAS, Licensor is willing to license all of its right, title and interest in and to the Assets to Licensee upon the terms and conditions provided herein.

                                    AGREEMENT

        NOW THEREFORE, in connection of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

        1. LICENSE. Licensor grants to Licensee an exclusive (even as to Licensor), worldwide, fully paid-up, royalty-free, perpetual right and license, with the right to sublicense (at any level), to make, have made, reproduce, sell, have sold, distribute, modify, alter and/or improve, and/or otherwise use or exploit in any manner whatsoever, all of Licensor's right, title and interest in and to (now owned or hereafter acquired), the Assets.

        2. CONSIDERATION. In full consideration of the grant of license herein, Licensee agrees to make monthly payments to Licensor in the amount of $39,000, with the first payment due on the date that is one (1) month from the date hereof and subsequent payments due each monthly anniversary thereafter for a period of five years following the date hereof.

        3. MISCELLANEOUS.

               3.1 IMPROVEMENTS; SUPPORT; DILIGENCE. Any and all modifications, alterations and improvements of or to, and any and all derivative works based on, the Assets shall be, as between Licensor and Licensee, the sole property of Licensee.


                                       1.

Licensor shall have no obligation to provide any support, maintenance, upgrades or the like with respect to the Assets. Licensee shall have no obligation to commercialize the Assets.

               3.2 WARRANTY DISCLAIMER. The rights licensed by Licensor to Licensee hereunder are limited solely to the right, title and interest in and to the Assets purchased by Licensor pursuant to the Technology Purchase Agreement. LICENSOR DISCLAIMS ALL WARRANTIES AND REPRESENTATIONS, WHETHER EXPRESSED OR IMPLIED, WITH RESPECT TO THE ASSETS INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE, AND WARRANTIES CONCERNING THE NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

               3.3 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY KIND OR NATURE WHATSOEVER, SUFFERED BY THE OTHER PARTY, ANY END USER, CUSTOMER, VENDOR OR ANY DISTRIBUTOR, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS INTERRUPTIONS OR OTHER ECONOMIC LOSS ARISING OUT OF THE PERFORMANCE OR NON-PERFORMANCE HEREUNDER OR ANY USE OF OR FAILURE TO BE ABLE TO USE THE LICENSED DELIVERABLES.

               3.4 TERM OF THE AGREEMENT. This Agreement shall commence on the Effective Date and shall remain in full force and effect in perpetuity.

               3.5 INDEPENDENT CONTRACTORS. Performance by the parties under this Agreement shall be as independent contractors. Nothing contained herein or done in pursuance of this Agreement shall constitute the parties entering upon a joint venture or partnership, or shall constitute either party the agent for the other for any purpose or in any sense whatsoever.

               3.6 ENTIRE AGREEMENT. This Agreement represents the complete and exclusive statement of the agreements concerning this license between the parties and supersedes all prior representations between them concerning this license.

               3.7 AMENDMENTS. This Agreement may only be amended by written agreement or other written instruments executed by both parties hereto.

               3.8 SEVERABILITY. If any part of this Agreement is found invalid or unenforceable, this Agreement will be enforceable to the maximum extent permitted by law, and all other parts of the Agreement will remain in force.


                                       2.

               3.9 ASSIGNMENT. Licensor shall not be able to assign this Agreement without the written consent of Licensee. During the period which Licensee is a party to that certain Revolving Line of Credit and Term Loan of even date herewith by and between Licensee and Sanwa Bank, Licensee shall not be able to assign this Agreement without the written consent of Sanwa Bank.

               3.10 MUTUAL COOPERATION. Each party to this Agreement agrees to perform all acts necessary to permit the other party to obtain the full benefits of this Agreement, which acts may include executing documents or assisting or cooperating in legal proceedings.

               3.11 GOVERNING LAW. This Agreement shall be governed and interpreted in accordance with the laws of the State of California.

               3.12 BANKRUPTCY. The Partners agree that the rights herein licensed constitute "intellectual property" as defined in 11 U.S.C. Section 365(n), and Licensee shall be entitled, at its election, to the protections provided therein.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date.

"Licensor"                           Founding Partners

                                     By:

                                     /s/ James L. Lambert
                                     ----------------------------------------
                                     James L. Lambert, General Partner

                                     /s/ Dana W. Kammersgard
                                     ----------------------------------------
                                     Dana W. Kammersgard, General Partner

                                     /s/ W.R. Sauey
                                     ----------------------------------------
                                     W.R. Sauey, General Partner

"Licensee"                           Artecon, Inc.

                                     By: /s/ James L. Lambert
                                        -------------------------------------

                                     Title: President
                                           ----------------------------------

                                    EXHIBIT A

All inventions, inventions disclosures, mask works and mask registrations, know-how, discoveries, improvements, designs, trade secrets, shop and royalty rights, source code, object code, product rights, employee covenants and all other types of intellectual property including but not limited to any and all records, files, specifications, designs, drawings, data, plans, sketches, work standards, manufacturing and process information, documentation, theories of operation, repair manuals, service manuals, notebooks, writings, pictures, drawings, magnetic tapes, computer programs and protocols relating to the Falcon network file server product line called FastfilePro.


                                       4.